PROSPECTUS

March  1,  2004

CONCEPT  Series
Gartmore  Long-Short  Equity  Plus  Fund

WWW.GARTMOREFUNDS.COM

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

--------------------------------------------------------------------------------

TABLE  OF  CONTENTS

FUND SUMMARY. . . . . . . . . . . . . . . .          2
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

MORE ABOUT THE FUND. . . . . . . . . . . .           8
Principal Investments and Techniques
Other Principal Risks
Temporary Investments

MANAGEMENT . . . . . . . . . . . . . . . .          10
Investment Adviser
Multi-Manager Structure
Subadviser

BUYING, SELLING AND EXCHANGING FUND SHARES          12
Choosing a Share Class
Buying Shares
Selling Shares
Distribution Plan
Exchanging Shares
Excessive Trading

DISTRIBUTIONS AND TAXES. . . . . . . . . .          22
Distributions of Income Dividends
Distributions of Capital Gains
"Buying a Dividend"
Reinvesting Distributions
Backup Withholding
Tax Status for Retirement Plans and
Other Tax-Deferred Accounts
Selling and Exchanging Fund Shares
Other Tax Information

FINANCIAL HIGHLIGHTS . . . . . . . . . . .          24

ADDITIONAL INFORMATION . . . . . . . . . .  BACK COVER

1
--------------------------------------------------------------------------------

FUND  SUMMARY

This prospectus provides information about one fund (the "Fund") offered by Gartmore Mutual Funds (the "Trust") - the Gartmore Long-Short Equity Plus Fund. The following sections summarize key information about the Fund, including information regarding the investment objective, principal strategies, principal risks, performance and fees for the Fund. The Fund's investment objective can be changed without shareholder approval. Use the summary to compare the Fund with other mutual funds. More detailed information about the risks and investment techniques of the Fund can be found in "More About the Fund" beginning on page
8. "You" and "your" refer to potential investors and current shareholders of the Fund.

The Fund uses investment approaches that may present substantially higher risks and greater volatility than with most mutual funds. The Fund is not appropriate for conservative investors. The Fund Summary contains a discussion of the principal risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its objective or that the Fund's performance will be positive for any period of time.

A  QUICK  NOTE  ABOUT  SHARE  CLASSES

The  Fund  has  the  following  share  classes:

-     Class  A
-     Class  B
-     Class  C
-     Class  R
-     Institutional  Service  Class
-     Institutional  Class

The fees, sales charges and expenses for each share class are different, but each share class of the Fund represents an investment in the same assets of the Fund. Having different share classes simply lets you choose the cost structure that is right for you.

The fees and expenses for the Fund are set forth in the Fund Summary. For more information about which share class is right for you, see "Buying, Selling and Exchanging Fund Shares-Choosing a Share Class" beginning on page 12.

The Fund employs a "multi-manager" structure, which means that Gartmore Mutual Fund Capital Trust ("GMF"), as the Fund's investment adviser, may hire, replace or terminate one or more subadvisers, not affiliated with GMF, for the Fund without shareholder approval. GMF believes that this structure gives it increased flexibility to manage the Fund in your best interests and to operate the Fund more efficiently. See "Management-Multi-Manager Structure" for more information.

2
--------------------------------------------------------------------------------

FUND  SUMMARY  -  GARTMORE  LONG-SHORT  EQUITY  PLUS  FUND

OBJECTIVE  AND  PRINCIPAL  STRATEGIES

LONG  POSITION:
When the Fund actually owns a security in anticipation that the price of such security will increase over time.

SHORT  SALES:
Selling a security the Fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

The Fund seeks long-term capital appreciation with a total return greater than the Standard & Poor's ("S&P") 500 Index.1

GMF has selected SSI Investment Management, Inc. ("SSI") as the Fund's subadviser to manage the Fund's portfolio on a day-to-day basis. Under normal conditions, the Fund invests at least 80% of its net assets in long and short positions in equity securities of publicly traded companies in the United States. The Fund's investment process offers the potential for returns over the S&P 500 Index, the Fund's benchmark, with a slightly higher risk profile than that of the index. The Fund also seeks to protect capital during market declines. The Fund's investment process combines positions in S&P 500 Index instruments, primarily index swaps with a generally "market-neutral" exposure in individual long and short positions in equity securities. S&P 500 Index swaps (which generally involve a counter-party paying the Fund a rate of return which is based on the performance of the S&P 500 Index in return for the Fund paying that counterparty a rate which is based on the London Interbank Offered Rate ("LIBOR")) are purchased in order to capture the returns of the S&P 500 Index. The Fund generally attempts to enter into S&P 500 Index swap agreements with "notional amounts" approximating the total value of the Fund's net assets. The counterparty and federal regulations require that the Fund hold (segregate) a portion of the Fund's assets in cash or cash equivalents (i.e., money market obligations) to cover the amount owed by the Fund, if any, to the counterpar-ty under the swap agreements.

Simultaneously, SSI provides active management of the Fund's "market-neutral" long and short assets seeking to add incremental return above that of the S&P 500 Index without regard to general market movement. The Fund's "market-neutral" component seeks to neutralize overall stock market risks by taking offsetting long and short positions in common stocks. This component of the Fund holds a broadly diversified portfolio of common stocks long and a different, broadly diversified portfolio of common stocks short. Additionally, it is both sector-and capitalization-neutral so that it will hold almost the same amount of equity securities long and short in each sector in which it invests and with respect to each market capitalization category. The "market-neutral" component of the Fund attempts to generate positive returns in most advancing and declining markets. Therefore, the Fund's "market-neutral" component has a low correlation to the performance of the overall stock markets.

SWAP AGREEMENTS are two-party contracts entered into primarily for periods ranging from a few weeks to several years. They provide for the risks and rewards of ownership without holding the actual underlying security. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The returns earned or realized that are swapped between the parties are calculated with respect to a "notional amount", which is an arbitrary or fictional amount (in U.S. dollars or other currency) selected by the parties and acts as the multiplier for the returns that are swapped. The larger the notional amount, the greater the potential gain or loss for the Fund will be. The Fund primarily focuses on S&P 500 Index swaps.

Using quantitative and fundamental analysis, SSI buys stocks "long" that SSI believes will perform better than their peers, and sells stocks "short" that SSI believes will underperform their peers. With a long position, the Fund purchases a stock outright, whereas with a short position the Fund sells a security that it has borrowed. SSI typically maintains an equal amount of long and short positions with respect to 90 to 95% of the Fund's net assets. The Fund will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time it is sold and when the Fund replaces the borrowed security.

SSI uses several value and growth factors to evaluate the securities purchased. These factors include, but are not limited to:

-  Direction,  timing  or  momentum  of  price  movements
-  Price  to  earnings  ratio  -  Cash  flow  analysis
-  Dividend  discount  model
-  Trading  activity

In making decisions on whether to buy or sell a security, the portfolio managers are not limited by the turnover rate of the Fund. SSI may participate in frequent portfolio transactions, which will lead to higher transaction costs and additional tax consequences, if SSI believes that either the long- or the short-term benefits of frequent portfolio trading outweigh such costs.

The Fund may temporarily invest a significant portion of its assets in cash or money market cash equivalents. Should this occur, the Fund will not be pursuing its investment objective and may miss potential market upswings.

--------------------------------------------------------------------------------
1 The S&P 500 Index is a registered trademark of The McGraw-Hill Companies, Inc. which does not sponsor and is in no way affiliated with the Fund.

3
--------------------------------------------------------------------------------

FUND  SUMMARY  -  GARTMORE  LONG-SHORT  EQUITY  PLUS  FUND

PRINCIPAL  RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by SSI's ability to assess economic conditions and investment opportunities.

In addition to stock market risk as described below, the Fund uses investment techniques and strategies that may present substantially higher risks and greater volatility than most other mutual funds. The Fund seeks to increase return by using short sales and other forms of volatile financial derivatives, primarily swap agreements. The Fund is not appropriate for conservative investors.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

SHORT SALES RISK. Short sales are the sale of a security the Fund does not own in the hope of buying the same security at a later date at a lower price. The Fund is required to borrow the security to deliver it to the buyer and is obligated to return the security to the lender at some later date. Short sales involve the risk that the price of the security sold short increases from the time the security is sold short to the date the Fund purchases the security to replace the borrowed security. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's needs for immediate cash or other liquidity.

DERIVATIVES RISK. The Fund will invest in derivatives, primarily swaps. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment; for the Fund, the contract value will generally be based on the S&P 500 Index. An investment in derivatives can have an impact on market, currency and interest rate exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing in unexpected ways. An over-the-counter derivatives contract presents default risks if the party which has contracted with the Fund fails to fulfill its obligations. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

SWAP RISK. Swap agreements are synthetic instruments that provide for the risks and rewards of ownership without holding the actual equity security or other underlying security. Swap agreements are private contracts involving the obligation of each party to exchange specified payments, which may be based on the value of an index or asset, with the other party at specified times. The profit or loss of an equity swap agreement is determined by the price movement in the underlying security or instrument, a fixed percentage of any dividends paid and the underlying financing rate agreed to by the parties. For swap agreements the financing rate is a fixed term interest rate.

PORTFOLIO TURNOVER RISK. SSI may engage in active and frequent trading of securities if it believes doing so is in the best interest of the Fund. A higher portfolio turnover rate will result in higher transaction costs for the Fund and may increase the volatility of the Fund. In addition, a higher portfolio turnover rate may cause a shareholder to have additional tax consequences as a result of owning the Fund.

For more detailed information about the Fund's investments and risks, see "More About the Funds" on page 8.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time, and shows that Fund performance can change from year to year. These returns are shown on a before-tax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Class C shares) for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future. After-tax returns are shown for Class C shares only. After-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and afer-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans.

4
--------------------------------------------------------------------------------

FUND  SUMMARY  -  GARTMORE  LONG-SHORT  EQUITY  PLUS  FUND

ANNUAL  RETURNS-CLASS  C  SHARES*  (YEARS  ENDED  DECEMBER  31)

1998      41.98%
1999     131.40%
2000     -25.05%
2001     -22.61%
2002     -17.47%
2003      25.36%

Best Quarter:.   59.92%  4th qtr. of 1999
Worst Quarter:  -22.95%  4th qtr. of 2000

--------------------------------------------------------------------------------
* These annual returns do not include sales charges and do not reflect the effect of taxes. Through June 22, 2003, the returns were attained by the Fund's predecessor, the Montgomery Partners Long-Short Equity Plus Fund. If the sales charges were included, the annual returns would be lower than those shown.

                                                  ONE     FIVE      SINCE
AVERAGE ANNUAL RETURNS-AS OF DECEMBER 31, 20031   YEAR   YEARS   INCEPTION2
----------------------------------------------------------------------------
Class A shares - Before Taxes3. . . . . . . . .  18.94%   6.56%       13.24%
----------------------------------------------------------------------------
Class B shares - Before Taxes3. . . . . . . . .  20.59%   7.40%       14.06%
----------------------------------------------------------------------------
Class C shares - Before Taxes4. . . . . . . . .  23.32%   6.74%       11.93%
----------------------------------------------------------------------------
Class C shares - After Taxes on Distributions4.   9.31%   0.75%        6.11%
----------------------------------------------------------------------------
Class C shares - After Taxes on
Distributions and Sale of Fund Shares4. . . . .  15.15%   2.94%        7.49%
----------------------------------------------------------------------------
Class R shares - Before Taxes5. . . . . . . . .  25.16%   8.24%       14.50%
----------------------------------------------------------------------------
Institutional Service Class shares
- Before Taxes6 . . . . . . . . . . . . . . . .  25.16%   8.24%       14.50%
----------------------------------------------------------------------------
Institutional Class shares - Before Taxes6. . .  25.16%   8.24%       14.50%
----------------------------------------------------------------------------
S&P 500 Index7. . . . . . . . . . . . . . . . .  28.67%  -0.57%        4.73%

--------------------------------------------------------------------------------
1 These returns reflect performance after sales charges and expenses are deducted, and through June 22, 2003 were attained by the Fund's predecessor, the Montgomery Partners Long-Short Equity Plus Fund.
2 The Fund's predecessor Fund, the Montgomery Partners Long-Short Equity Plus Fund, commenced operations for its Class C shares and Class R shares on December 31, 1997, and commenced operations for its Class A shares and Class B shares on October 31, 2001. As of June 23, 2003, the Gartmore Long-Short Equity Plus Fund (which previously had not commenced operations) acquired all the assets, subject to stated liabilities, of the Montgomery Partners Long-Short Equity Plus Fund. At that time the Gartmore Long-Short Equity Plus Fund took on the performance of the Montgomery Partners
     Long-Short  Equity  Plus  Fund.
3 These returns through October 31, 2001 include the performance of the Class R shares of the Fund's predecessor fund, and, for periods from November 1, 2001 to June 22, 2003, the returns for the Class A and Class B shares include the performance of the Class A and Class B shares, respectively, of the Fund's predecessor fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A and Class B shares of the Fund would have produced because all classes of the Fund's shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges, but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to Class A and Class B shares; if these fees were reflected, the performance for Class B shares would have been lower.
4 Effective as of April 1, 2004, front-end sales charges no longer will be imposed on the purchase of Class C shares. The historical performance for Class C shares has not been restated to reflect the elimination of the front-end sales charge on Class C shares.
5 These returns for the period through October 31, 2001 include the performance of the Class R shares of the Fund's predecessor fund, for the period from November 1, 2001 to June 22, 2003 include the performance of the Class B shares of the Fund's predecessor fund and for the period from June 23, 2003 to December 31, 2003 (prior to the creation of the Fund's Class R shares) include the performance of the Fund's Class B shares. The returns have been adjusted for the fact that the Fund's Class R shares do not have any applicable sales charges, but have not been adjusted for the lower expenses applicable to the Fund's Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what the Fund's Class R shares would have produced because the Class R shares will invest in the same portfolio of securities as the Fund's other classes.
6 These returns for the period through June 22, 2003 include the performance of the Fund's predecessor Class R shares and for the period from June 23, 2003 to December 31, 2003 include the performance of the Class A shares because Institutional Service Class and Institutional Class shares had not yet commenced operations. These returns have been adjusted for the fact that Institutional Service Class and Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Service Class and Institutional Class shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Institutional Service Class and Institutional Class shares would have produced because Institutional Service Class and Institutional Class shares invest in the same portfolio of securities.
7 The S&P 500 Index is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large
     U.S. companies have performed. These returns do not include the effect of any sales charges or expenses. If sales charges or expenses were deducted, the actual returns of this Index would be lower.

5
--------------------------------------------------------------------------------

FUND  SUMMARY  -  GARTMORE  LONG-SHORT  EQUITY  PLUS  FUND

FEES  AND  EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on the class you select:


SHAREHOLDER FEES1                                              INSTITUTIONAL
(PAID DIRECTLY         CLASS    CLASS    CLASS      CLASS         SERVICE      INSTITUTIONAL
FROM YOUR                A        B        C          R            CLASS           CLASS
INVESTMENT)           SHARES   SHARES   SHARES      SHARES         SHARES          SHARES
--------------------------------------------------------------------------------------------
Maximum Sales
Charge (Load)
imposed on
purchases (as a
percentage of
offering price). . .    5.75%2   None     None         None            None            None
--------------------------------------------------------------------------------------------
Maximum Sales
Charge (Load)
imposed on
redemptions
(as a percentage
of original
purchase price
or sale proceeds,
as applicable) . . .     None3   5.00%4  1.00%5         None            None           None
--------------------------------------------------------------------------------------------
Redemption/
Exchange Fee
(as a percentage
of amount
redeemed
or exchanged)6 . . .    2.00%    2.00%    2.00%         2.00%           2.00%          2.00%
--------------------------------------------------------------------------------------------
ANNUAL FUND                                                    INSTITUTIONAL
OPERATING EXPENSES .  CLASS    CLASS    CLASS       CLASS         SERVICE      INSTITUTIONAL
(DEDUCTED FROM . . .     A       B        C           R            CLASS           CLASS
FUND ASSETS) . . . .  SHARES   SHARES   SHARES      SHARES         SHARES          SHARES
--------------------------------------------------------------------------------------------
Management Fees. . .    1.50%    1.50%    1.50%         1.50%           1.50%          1.50%
--------------------------------------------------------------------------------------------
Distribution
and/or
Service (12b-1)
Fees . . . . . . . .    0.25%    1.00%    1.00%         0.40%7          None           None
--------------------------------------------------------------------------------------------
Other Expenses
--------------------------------------------------------------------------------------------
Short Sale Dividend
Expenses8. . . . . .    1.65%    1.65%    1.65%         1.65%           1.65%          1.65%
--------------------------------------------------------------------------------------------
Remainder of Other
Expenses . . . . . .    0.40%    0.40%    0.40%         0.60%           0.40%          0.40%
--------------------------------------------------------------------------------------------
Total Other
Expenses . . . . . .    2.05%    2.05%    2.05%         2.25%           2.05%          2.05%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL
FUND OPERATING
EXPENSES9. . . . . .    3.80%    4.55%    4.55%         4.15%           3.55%          3.55%

--------------------------------------------------------------------------------
1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.
2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Front-end Sales Charges" on page 14.
3 A contingent deferred sales charge (CDSC) of up to 1% may be imposed on certain redemptions of Class A shares purchased without a front-end sales charge and for which a finder's fee was paid. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge
     (CDSC) on Class A, Class B and Class C shares" beginning on page 17. 4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge
     (CDSC) on Class A, Class B and Class C shares" beginning on page 17. 5 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" beginning on page 17.
6 A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged within 90 days after the date they were acquired. This fee does not apply to shares purchased through reinvested dividends or capital gains and may not be applied in other circumstances. See "Buying, Selling and Exchanging Fund Shares-Excessive Trading" on page 20.
7 "Distribution and/or Service (12b-1) Fees" are based on estimates for the Class R shares during the current fiscal year. These fees could increase to 0.50% of the Class R shares' average daily net assets.
8 The Fund's principal investment strategies include selling securities short. When a cash dividend is declared on a security for which the Fund has a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security ("short sale dividend expense"), and this obligation must be disclosed as a Fund expense under "Total Other Expenses" and "Total Annual Fund Operating Expenses." However, any such dividend on a security sold short generally reduces the market value of the shorted security -- thus increasing the Fund's unrealized gain or reducing the Fund's unrealized loss on its short sale transaction.
9 GMF and the Trust have entered into a written contract limiting operating expenses (excluding certain Fund expenses including, but not limited to, any taxes, interest, brokerage fees, short sale dividend expense, Rule 12b-1 fees and administrative services fees) to 1.90% for Class A, Class B, Class C, Class R, Institutional Service Class and Institutional Class shares at least through February 28, 2005. The Trust is authorized to reimburse GMF for management fees paid previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations in the agreement. GMF may request and receive reimbursement of fees, waived or limited, and other reimbursements made by GMF at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made.

6
--------------------------------------------------------------------------------

FUND  SUMMARY  -  GARTMORE  LONG-SHORT  EQUITY  PLUS  FUND

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------
Class A shares*: . . . . . . . . .  $   935  $  1,669  $  2,420  $   4,379
--------------------------------------------------------------------------
Class B shares . . . . . . . . . .  $   956  $  1,674  $  2,501  $   4,433
--------------------------------------------------------------------------
Class C shares . . . . . . . . . .  $   556  $  1,374  $  2,301  $   4,654
--------------------------------------------------------------------------
Class R shares . . . . . . . . . .  $   417  $  1,261  $  2,120  $   4,331
--------------------------------------------------------------------------
Institutional Service Class shares  $   358  $  1,088  $  1,840  $   3,818
--------------------------------------------------------------------------
Institutional Class shares . . . .  $   358  $  1,088  $  1,840  $   3,818

You would pay the following expenses on the same investment if you did not sell your shares**:

                1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------
Class B shares  $   456  $  1,374  $  2,301  $   4,433
------------------------------------------------------
Class C shares  $   456  $  1,374  $  2,301  $   4,654

--------------------------------------------------------------------------------
*    Assumes  a  CDSC  will  not  apply.
** Expenses paid on the same investment in Class A (unless you are subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change whether or not you sell your shares.

7
--------------------------------------------------------------------------------

MORE  ABOUT  THE  FUND

PRINCIPAL  INVESTMENTS  AND  TECHNIQUES

The Fund may use the following principal investments and techniques in an effort to increase returns, protect assets or diversify investments.

The Statement of Additional Information (SAI) contains additional information about the Fund, including the Fund's other investment techniques. To obtain a copy of the SAI, see the back cover.

SHORT SALES. When SSI believes that a security is overvalued, it may sell the security "short" and borrow the same security from a broker or other institution to complete the sale. If the price of the security decreases in value, the Fund may make a profit by purchasing at a lower price and, conversely, if the security increases in value, the Fund will incur a loss because it will have to replace the borrowed security by purchasing it at a higher price. There can be no assurance that the Fund will be able to close out the short position at any particular time or at an acceptable price. Although the Fund's gain is limited to the amount at which it sold a security short, its potential loss is not limited. A lender may request that the borrowed securities be returned on short notice; if that occurs at a time when other short sellers of the subject security are receiving similar requests, a "short squeeze" can occur. This means that the Fund might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short, with purchases on the open market at prices significantly greater than those at which the securities were sold short. Short selling also may produce higher than normal portfolio turnover and result in increased transaction costs to the Fund.

Until the Fund replaces a borrowed security, it will designate sufficient U.S. government securities, other liquid debt securities, equity securities or cash to cover any difference between the value of the security sold short and any collateral deposited with a broker or other custodian. In addition, the value of the designated securities must be at least equal to the original value of the securities sold short. Depending on arrangements made with the broker or custodian, the Fund may not receive any payments (including interest) on collateral deposited with the broker or custodian. The Fund will not make a short sale if, immediately before the transaction, the market value of all securities sold exceeds 100% of the value of the Fund's net assets.

EQUITY SWAP CONTRACTS. In an equity swap contract, the counterpar-ty generally agrees to pay the Fund the amount, if any, by which the notional amount of the equity swap contract (i.e., an arbitrary or fictional amount (in U.S. dollars or other currency) selected by the parties which acts as the multiplier for the returns that are swapped) would have increased in value had it been invested in the basket of stocks (i.e., the stocks comprising the S&P 500 Index), plus the dividends that would have been received on those stocks. The Fund is likely to purchase S&P 500 Index swaps. In the swap transactions that the Fund will normally use, the Fund agrees to pay the broker-dealer interest at a given rate, such as LIBOR, on a notional amount that equals 90-95% of the net asset value of the securities held long by the Fund and any decrease in the return on the S&P 500 Index below a set value multiplied by the notional amount and, in exchange, the broker-dealer will agree to pay the Fund any increase in the return on the S&P 500 Index above the set value multiplied by the notional amount plus certain dividends. Therefore, the return to the Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks comprising the S&P 500 Index (as if the Fund had invested the notional amount in stocks comprising the S&P 500 Index) less the interest paid by the Fund on the notional amount. Therefore, the Fund will generally realize a loss if the value of the S&P 500 Index declines and will generally realize a gain if the value of the S&P 500 Index rises. The Fund will enter into equity swap contracts only on a net basis, i.e., where the two parties' obligations are netted out, with the Fund paying or receiving, as the case may be, only the net amount of any payments.

MONEY  MARKET  OBLIGATIONS.  These  include

-    U.S.  government  securities  with remaining maturities of 397 days or less
- Commercial paper rated in one of the two highest categories of any nationally recognized statistical rating organization (rating agency)
- Asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the two highest categories of any rating agency
- Short-term obligations rated in one of the two highest categories by any rating agency (with respect to obligations maturing in one year or less)
- Repurchase agreements relating to debt obligations that the Fund could purchase directly
- Unrated debt obligations with remaining maturities of 397 days or less that are determined by SSI to be of comparable quality to the securities described above.

Generally, money market obligations will not increase in value, but they are high quality investments that offer a fixed rate of return, as well as liquidity.

OTHER  PRINCIPAL  RISKS

DERIVATIVES RISK. Derivatives are volatile and involve significant risks, which may include:

- LEVERAGE RISK. The risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.
- CREDIT RISK. The risk that the counterparty (the party with which the Fund has contracted) on a derivatives transaction will fail to fulfill its financial obligation to the Fund.

8
--------------------------------------------------------------------------------

MORE  ABOUT  THE  FUND

- LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.
- CORRELATION RISK. The risk that the price of the derivative and movements in the prices of the assets being hedged do not move as expected.

EQUITY SWAPS RISK. Under each swap agreement transaction, the Fund will generally have only the rights and obligations to receive or pay in cash an amount that represents the difference in the relative values of the investment positions held by each party to the swap transaction and the Fund will not receive or pay any securities in kind.

- Multiplying Effect of Long-Short and Swaps Positions and Asset Segregation Requirements. The Fund's use of both long and short positions and swap positions may have a multiplying effect on the gains and losses experienced by the Fund and the related segregation requirements.
     - For losses, if the securities index drops in value, the Fund will be obligated to pay both the notional amount multiplied by the interest rate, and multiplied by the reduction in the rate of return of the index (minus any dividends on securities in the index), and will have to segregate assets to cover this obligation. The Fund will have to cover its swaps obligation with segregated assets, at a time when the Fund has less assets to do so, because while the Fund's short position will have increased in value, its long position will have decreased in value, offsetting such increase. Consequently, the Fund may have to settle out of a portion of its short positions and sell securities at a loss or lower return, when the index is less in value, to meet its swaps asset segregation requirements. If the securities sold short by the Fund are different from the securities underlying the index used for the swaps, the Fund could experience the losses from its swap transactions, as described above, and losses from its long-short positions, where the price of the securities sold short rises above the price at which the securities were sold. In this case, if the Fund had to use its long position in securities for segregated assets to cover its swap transactions losses, it may have to settle out some of its short positions at a loss.
     - For gains, if the securities index climbs in value, the Fund will be obligated to pay only the notional amount multiplied by the interest rate and will have the right to receive the increase in the rate of return of the index multiplied by the notional amount (plus any dividends on securities in the index), and will have to segregate less assets to cover this obligation.
- Illiquidity. Because the swap transactions may have terms of greater than seven days, such transaction may be considered to be illiquid with the result that the Fund's assets segregated to meet its obligations would now be unavailable to meet the Fund's liquidity needs. Thus the Fund may have to sell or close out of investments at a loss or lower return to meet its liquidity needs.
- Additional Regulation. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market and the laws relating to swaps, including potential government regulation and adverse tax positions taken by the Internal Revenue Service, could adversely effect the Fund's ability to enter into swap agreements, terminate existing swap agreements, realize amounts to be received under swap agreements or avoid adverse tax consequences.

TEMPORARY  INVESTMENTS

Generally, the Fund will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances, or if the Fund's subadviser believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. Government securities; (2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to the limits of the Investment Company Act of 1940, as amended, shares of other investment companies that invest in securities in which the Fund may invest. Should this occur, the Fund will not be pursuing its investment objective and may miss potential market upswings.

9
--------------------------------------------------------------------------------

MANAGEMENT

INVESTMENT  ADVISER

Gartmore Mutual Fund Capital Trust (GMF), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the Fund's assets and supervises the daily business affairs of the Fund. Subject to the supervision of the Board of Trustees, GMF allocates the Fund's assets among one or more subadvisers and evaluates and monitors the performance of such subadvisers. GMF is authorized to select and place portfolio investments on behalf of the Fund. However, GMF does not intend to do so at this time. GMF was organized in 1999 and advises mutual funds. As of January 30, 2004, GMF and its affiliates had approximately $38.2 billion in assets under management, including approximately $21.7 billion managed by GMF.

The Fund pays GMF a management fee, which is based on the Fund's average daily net assets. The annual management fee payable by the Fund, expressed as a percentage of the Fund's average daily net assets, is 1.50% of the first $250 million of net assets; and 1.25% of net assets over $250 million. The total management fee paid by the Fund for the fiscal period ended October 31, 2003, expressed as a percentage of the Fund's average daily net assets, was 1.50%.

MULTI-MANAGER  STRUCTURE

GMF and the Trust have received from the Securities and Exchange Commission an exemptive order for a multi-manager structure that allows GMF to hire, replace or terminate a subadviser (except hiring a subadviser which is an affiliate of GMF) without the approval of shareholders. The order also allows GMF to revise a subadvisory agreement with a non-affiliate subadviser with Board of Trustee approval but without shareholder approval. Currently, the Fund is subadvised by SSI. If a new non-affiliate subadviser is hired for the Fund, shareholders will receive information about the new subadviser within 90 days of the change. The order allows the Fund to operate more efficiently and with greater flexibility.

GMF  provides  the  following  oversight  and evaluation services to the Fund:

-    performing  initial  due diligence on prospective subadvisers for the Fund.
- monitoring the performance of the subadvisers through ongoing analysis, as well as periodic consultations.
-    communicating  performance expectations and evaluations to the subadvisers.
- ultimately recommending to the Board of Trustees whether a sub-adviser's contract should be renewed, modified or terminated.

GMF does not expect to recommend frequent changes of subadvisers. GMF will periodically provide written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. Although GMF will monitor the performance of the subadvisers, there is no certainty that any subadviser or the Fund will obtain favorable results at any given time.

10
--------------------------------------------------------------------------------

SUBADVISER

SSI Investment Management, Inc., 357 N. Canyon Drive, Beverly Hills, California, 90210 ("SSI"), is the subadviser of the Fund. Subject to the supervision of GMF, SSI manages the Fund's assets in accordance with the Fund's investment objective and strategies. SSI makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

SSI was founded in 1973. As of December 31, 2003, SSI managed over $900 million, primarily on behalf of institutional investors.

Out of its management fee, GMF pays SSI an annual subadvisory fee, based on the Fund's average daily net assets, of 1.00% of the first $50 million of net assets; and 0.75% of net assets over $50 million.

PORTFOLIO  MANAGERS

SSI takes a team approach to portfolio construction, allowing investors to benefit from the skills of all the members of the team, not just one portfolio manager. The following describes the persons primarily responsible for day-to-day management of the Fund.

John Gottfurcht co-founded SSI in 1973 and is a pioneer of market-neutral investment strategies. He has over 35 years of experience managing investment portfolios. Mr. Gottfurcht has served as SSI's President since 1987 and is Chairman of the Portfolio Management Committee.

George Douglas is responsible for daily management of the Fund's investment portfolio and directing SSI's research process. Mr. Douglas has 26 years of experience in quantitative equity research and portfolio management and attended the University of Wisconsin, where he earned an M.B.A. degree in Finance, an M.S. degree in Statistics, and a B.S. degree in Mathematics. He has been Vice President and Chief Investment Officer at SSI since 1994.

Kenneth Raguse is responsible for analyzing investments in consumer products, technology, media and healthcare. He has over 12 years of experience in portfolio management and holds an M.S. Degree in Finance and a B.S. Degree in Economics, both from the University of Wisconsin. He has been Vice President and Senior Portfolio Analyst at SSI since 1997.

David Rosenfelder is responsible for analyzing investments in capital goods, basic materials, defense/aerospace and transportation. Mr. Rosenfelder has over 19 years of experience in portfolio management and holds an M.B.A. degree in Finance from UCLA's Anderson School of Management, and a B.S. degree in Accounting from California State University, Los Angeles. He has been Vice President and Senior Portfolio Analyst at SSI since 1995.

10
--------------------------------------------------------------------------------

MANAGEMENT

Tim Ruiz is responsible for analyzing investments in finance, energy, REITs and utilities. He possesses over 12 years of experience in portfolio management and holds a B.S. degree in Finance from California State University, Los Angeles. He has been Vice President and Senior Portfolio Analyst at SSI since 2000, and was a Trader and Equity Analyst for SSI's investment portfolios from 1992 to 2000.

11
--------------------------------------------------------------------------------

BUYING,  SELLING  AND  EXCHANGING  FUND  SHARES

CHOOSING  A  SHARE  CLASS

As noted in the Fund Summary, the Fund offers different share classes to give investors different price and cost options. Class A, Class B and Class C shares of the Fund are available to all investors; Class R, Institutional Service Class and Institutional Class shares are available to a limited group of investors.

The  following  sales  charges  will  generally  apply:

Front-end  Sales  Charge  when  you  purchase:

-    Class  A  shares

Contingent  Deferred  Sales  Charge  (CDSC)1:

-    Class  B  shares  if  you  sell  your  shares  within six years of purchase
-    Class  C  shares  if  you  sell  your  shares  within  one year of purchase

No Sales Charges on Class R, Institutional Service Class or Institutional Class shares.

Sales charges are paid to the Funds' distributor, Gartmore Distribution Services, Inc. (the "Distributor"), which either retains them or pays them to a selling representative.

Class A, Class B, Class C and Class R shares pay distribution and/or service fees under a Distribution Plan. These fees are either retained by the Distributor or paid by the Distributor to brokers (or intermediaries) for distribution and shareholder services.

Qualifying broker-dealers who sell Fund shares may receive sales commissions and other payments. These are paid by the Distributor from sales charges, distribution and service fees (12b-1 fees) under the Trust's Distribution Plan and its other resources.

Class A, Class R and Institutional Service Class shares may also pay administrative service fees. These fees are paid to brokers and other entities who provide record keeping and/or other administrative support services to the beneficial owners of the Class A and Institutional Service Class shares. With respect to Class R shares, these administative service fees are paid to intermediaries which provide record keeping and/or other administrative services to the retirement plans and their participants.

If you want lower annual fund expenses, Class A shares (and Institutional Service Class or Institutional Class shares if you are eligible to purchase them) may be right for you, particularly if you qualify for a reduction or waiver of front end sales charges. If you do not want to pay a front-end sales charge, and you anticipate holding your shares for the long term, Class B shares may be more appropriate. If you are uncertain as to how long you may hold your shares, Class C shares may be right for you. The Fund reserves the right to reject an order of $100,000 or more for Class B shares or $1,000,000 or more for Class C shares.

WHEN  CHOOSING  A  SHARE  CLASS,  CONSIDER  THE  FOLLOWING:


CLASS A SHARES                          CLASS B SHARES                         CLASS C SHARES
----------------------------------------------------------------------------------------------
Front-end sales charge
means that a portion of . . .  No front-end sales charge,         No front-end sales charge,
your initial investment goes.  so your full investment            so your full investment
toward the sales charge,. . .  immediately goes toward            immediately goes toward
and is not invested . . . . .  buying shares                      buying shares
-----------------------------------------------------------------------------------------------
Reductions and waivers. . . .  No reductions of the               Like Class B shares, no
of the sales charge available  CDSC available, but                reductions of the CDSC are
                               waivers available                  available, but waivers of
                                                                  CDSC are available
-----------------------------------------------------------------------------------------------
Lower expenses than Class . .  Higher distribution and            Higher distribution and
B and Class C shares mean . .  service fees than Class            service fees than Class A
higher dividends per share. .  A shares mean higher               shares mean higher fund
                               fund expenses and lower            expenses and lower dividends
                               dividends per share                per share
-----------------------------------------------------------------------------------------------
Conversion features are . . .  After seven years, Class           Unlike Class B shares, Class
not applicable. . . . . . . .  B shares convert into              C shares do not automatically
                               Class A shares, which              convert into another class
                               reduces your future fund
                               expenses
-----------------------------------------------------------------------------------------------
No sales charge when. . . . .  CDSC if shares are sold            CDSC of 1% is applicable if
shares are sold back to . . .  within six years: 5% in the        shares are sold in the first
a Fund1 . . . . . . . . . . .  first year, 4% in the second,      year after purchase
                               3% in the third and fourth years,
                               2% in the fifth, and 1% in the
                               sixth year
-----------------------------------------------------------------------------------------------
No maximum investment . . . .  Investments of $100,000 or         Investments of $1,000,000 or
limit . . . . . . . . . . . .  more may be rejected               more may be rejected2

--------------------------------------------------------------------------------
1 A CDSC of up to 1.00% may be charged on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee has been paid if the redemption is made within 18 months of the purchase.
2    This  limit  was  calculated  based  on  a  one  year  holding  period.

12
--------------------------------------------------------------------------------

BUYING,  SELLING  AND  EXCHANGING  FUND  SHARES

For investors who are eligible to purchase Institutional Class and Institutional Service Class shares, the purchase of such shares will be preferable to purchasing Class A, Class B or Class C shares.

HOW  TO  CHOOSE  A  CLASS  FOR  AN  INSTITUTIONAL  ACCOUNT

The Fund offers Institutional Service Class, Institutional Class and Class R shares. Descriptions of the entities and individuals that may purchase shares of each of these classes are included below.

WHO  CAN  BUY  CLASS  R  SHARES

Class  R  shares  are  available  for  purchase  by:

- 401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and other retirement accounts (collectively, "retirement plans") whereby the retirement plan or the retirement plan's financial service firm has an agreement with the Distributor to utilize Class R shares in certain investment products or programs.

     Class R shares are generally available to small and mid-sized retirement plans having at least $1 million in assets. Class R shares also are generally available only to retirement plans where Class R shares are held on the books of the Fund through omnibus accounts (either at the plan level or at the level of the plan service provider) and where the plans are introduced by an intermediary, such as a broker, third party administrator, registered investment adviser or other plan service provider.

     Class R shares are not available to retail retirement accounts or institutional non-retirement accounts, traditional and Roth IRAs, Coverdale Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, or one-person Keogh plans individual 403(b) plans, or through 529 Plan accounts.

WHO  CAN  BUY  INSTITUTIONAL  SERVICE  CLASS  SHARES

The Institutional Service Class shares are available for purchase only by the following:

- retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans
- retirement plans forwhich third party administrators provide recordkeeping services and are compensated by the Fund for such services
- a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing
     Institutional Service Class shares, where the investment is part of a program that collects an administrative service fee
- registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by the Fund for services it provides
- life insurance separate accounts to fund the benefits of variable annuity contracts issued to governmental entities as an investment option under their deferred compensation plans as defined under Section 457 of the Internal Revenue Code (the "Code") or qualified plans adopted pursuant to
     Section  401(a)  of  the  Code.

WHO  CAN  BUY  INSTITUTIONAL  CLASS  SHARES

The Institutional Class shares are available for purchase only by the following:

-    funds  of funds offered by the Distributor or other affiliates of the Trust
- retirement plans if no third party administrator for the plan receives compensation from the Fund
- institutional advisory accounts of GMF or its affiliates and those having client relationships with an affiliate of GMF, or its affiliates and their corporate sponsors, as well as subsidiaries and related retirement plans and rollover individual retirement accounts from such institutional advisory account
- a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Class shares, where the investment is not part of a program that requires payment to the financial institution of a Rule 12b-1 or administrative service fee
- registered investment advisers investing on behalf of institutions and high net-worth individuals entrusted to the adviser for investment purposes, if the adviser derives compensation for its services exclusively from its clients for such advisory services
- high net-worth individuals who invest directly with the Fund and who do not utilize a broker, investment adviser or other financial intermediary

13
--------------------------------------------------------------------------------

BUYING,  SELLING  AND  EXCHANGING  FUND  SHARES

MINIMUM INVESTMENTS-CLASS A, B & C SHARES

To open an account
(per Fund). . . . . . . . . . . . .  $ 2,000
--------------------------------------------
To open an IRA account
(per Fund). . . . . . . . . . . . .  $ 1,000
--------------------------------------------
Additional investments
(per Fund). . . . . . . . . . . . .  $   100
--------------------------------------------
To start an Automatic Asset
Accumulation Plan . . . . . . . . .  $ 1,000
--------------------------------------------
Additional Automatic Asset
Accumulation Plan
per transaction . . . . . . . . . .  $    50
--------------------------------------------

MINIMUM INVESTMENTS-INSTITUTIONAL
SERVICE CLASS SHARES

To open an account
(per Fund). . . . . . . . . . . . .  $50,000
--------------------------------------------
Additional investments. . . . . . .     None
--------------------------------------------

MINIMUM INVESTMENTS-INSTITUTIONAL
CLASS SHARES

To open an account
(per Fund). . . . . . . . . . .   $1,000,000
--------------------------------------------
Additional investments. . . . . . .     None
--------------------------------------------

If you purchase shares through an account at another intermediary, different minimum account requirements may apply. These minimum investment requirements do not apply to certain retirement plans or omnibus accounts. The Distributor reserves the right to waive the minimum investment amount under certain circumstances. Call 1-800-848-0920 for more information.

If an institution or retirement plan has hired an intermediary, the intermediary can help determine which class is appropriate for that retirement plan or other institutional account if the account is eligible to invest in more than one class of shares. For example, if a retirement plan qualifies to purchase Class A, Institutional Class or Institutional Service Class of the Fund, one of these other classes may be more appropriate than Class R shares. Specifically if a retirement plan eligible to purchase Class R shares is otherwise qualified to purchase Class A shares at net asset value or at a reduced sales charge or to purchase Institutional Service Class or Institutional Class shares, one of these classes may be selected where the retirement plan does not require the distribution and administrative support services typically required by Class R share investors and/or the retirement plan's intermediaries have elected to forgo the level of compensation that Class R shares provide. Plan fiduciaries should consider their obligations under ERISA in determining which class is an appropriate investment for a retirement plan. Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer. An intermediary may receive different compensation depending upon which class is chosen.

BUYING  SHARES

PURCHASE PRICE. The purchase or "offering" price of each share of the Fund is its "net asset value" ("NAV") next determined after the order is received, plus any applicable sales charge. A separate NAV is calculated for each class of the Fund. Generally, NAV is based on the market value of the securities and other assets owned by the Fund less its liabilities divided by the Fund's total shares outstanding. The NAV for a class is determined by dividing the total market value of the securities and other assets owned by the Fund, allocated to such class, less the liabilities allocated to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The  Fund  does  not  calculate  NAV  on  the  following  days:

-     New  Year's  Day
-     Martin  Luther  King,  Jr.  Day
-     Presidents'  Day
-     Good  Friday
-     Memorial  Day
-     Independence  Day
-     Labor  Day
-     Thanksgiving  Day
-     Christmas  Day
-     Other  days  when  the  New  York  Stock  Exchange  is  not  open.

If current prices are not available for a security, or if Gartmore SA Capital Trust ("GSACT"), as the Fund's administrator, or its agent, determines a price does not represent fair value, the Fund's investments may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that the Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

IN-KIND PURCHASES. The Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund.

FRONT-END  SALES  CHARGES

CLASS  A  SHARES

The charts below show the applicable Class A front-end shares sales charges, which decrease as the amount of your investment increases.

                        SALES        CHARGE         DEALER
                        AS %           OF         COMMISSION
                                     AMOUNT         AS % OF
                      OFFERING      INVESTED       OFFERING
AMOUNT OF PURCHASE      PRICE    (APPROXIMATELY)     PRICE
------------------------------------------------------------
Less than $50,000. .     5.75%            6.10%        5.00%
------------------------------------------------------------
50,000 to $99,999 .      4.75             4.99         4.00
------------------------------------------------------------
100,000 to $249,999      3.50             3.63         3.00
------------------------------------------------------------
250,000 to $499,999      2.50             2.56         2.00
------------------------------------------------------------
500,000 to $999,999      2.00             2.04         1.75
------------------------------------------------------------
1 million or more .      None             None         None*

*    Dealer  may  be  eligible  for  a  finder's  fee  as  disclosed  below.

14
--------------------------------------------------------------------------------

BUYING,  SELLING  AND  EXCHANGING  FUND  SHARES

YOU MAY QUALIFY FOR A REDUCED CLASS A SALES CHARGE IF YOU OWN OR ARE PURCHASING SHARES OF THE FUND. YOU MAY ALSO QUALIFY FOR A WAIVER OF THE CLASS A SALES CHARGES. TO RECEIVE THE REDUCED OR WAIVED SALES CHARGE, YOU MUST INFORM
CUSTOMER SERVICE OR YOUR BROKER OR OTHER INTERMEDIARY AT THE TIME OF YOUR PURCHASE THAT YOU QUALIFY FOR SUCH A REDUCTION OR WAIVER. IF YOU DO NOT INFORM CUSTOMER SERVICE OR YOUR INTERMEDIARY THAT YOU ARE ELIGIBLE FOR A REDUCED OR WAIVED SALES CHARGE, YOU MAY NOT RECEIVE THE DISCOUNT OR WAIVER THAT YOU ARE ENTITLED TO. YOU MAY HAVE TO PRODUCE EVIDENCE THAT YOU QUALIFY FOR A REDUCED SALES CHARGE OR WAIVER BEFORE YOU WILL RECEIVE IT.

See "Reduction of Class A sales charges" and "Waiver of Class A sales charges" below and "Reduction of Class A sales charges" and "Net Asset Value Purchase Privilege (Class A shares only)" in the SAI for more information.

CLASS  A  PURCHASES  NOT  SUBJECT  TO  A  SALES  CHARGE

There are no front-end sales charges for purchases of Class A shares of the Fund of $1 million or more. You can purchase $1 million or more in Class A shares of one or more funds (the "Gartmore Funds") offered by Gartmore Mutual Funds and Gartmore Mutual Funds II, Inc. (including the Fund and Gartmore Focus Fund) at one time, or you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described below. However, unless you are otherwise eligible to purchase Class A shares without a sales charge, you will pay a CDSC of up to 1.00% if you redeem any Class A share sold without a sales charge and for which a finder's fee was paid within 18 months of the date of purchase. (See "Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" below.) With respect to such purchases, the Distributor may pay dealers a finder's fee of up to 1.00% on investments made in Class A shares of the Fund with no initial sales charge. The CDSC covers the finder's fee paid by the Distributor to the selling dealer.

If you are eligible to purchase Institutional Class shares, purchasing that class of shares will be preferable to purchasing Class A shares.

REDUCTION  OF  CLASS  A  SALES  CHARGES

Shareholders can reduce or eliminate Class A shares' initial sales charge through one or more of the discounts described below:

- An increase in the amount of your investment. The sales charges tables show how the sales charge decreases as the amount of your investment increases.
- Rights of Accumulation. You and members of your family who live at the same address can combine the current value of your Class A investments in the Gartmore Funds (except shares of the Gartmore Money Market Fund), possibly reducing the sales charge.To the extent you are eligible to purchase Class D shares of another Gartmore Fund, these purchases may also be combined.
- Insurance Proceeds or Benefits Discount Privilege. If you use the proceeds of an insurance policy issued by any member of Nationwide Insurance companies to purchase Class A shares, you will pay one-half of the published sales charge if you make your investment 60 days after receiving the proceeds.
- No sales charge on a repurchase. If you sell Fund shares from your account, we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A shares that you buy within 30 days of selling Class A shares of an equal or greater amount if you have already paid a sales charge. Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.
- Letter of Intent Discount. If you state in writing that during a 13-month period you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A shares (excluding the Gartmore Money Market Fund), your sales charge will be based on the total amount you intend to invest as disclosed in the sales charges tables. The letter may be backdated up to 90 days to include previous purchases for determining your sales charge. Your Letter of Intent is not a binding obligation to buy shares of the Fund; it is merely a statement of intent. However, if you do not buy enough shares to qualify for the lower sales charge by the end of the 13-month period (or when you sell your shares, if earlier), the additional shares that were purchased due to the reduced sales charge credit you received will be liquidated to pay the additional sales charge owed. Call 1-800-848-0920 for more information.

WAIVER  OF  CLASS  A  SALES  CHARGES

The  Class  A  sales  charges  will  be  waived  for  the  following purchasers:

- Any person purchasing through an account with an unaffiliated brokerage firm that has an agreement with the Distributor to waive sales charges for those persons.
- Directors, officers, full-time employees, sales representatives and their employees or any investment advisory clients of a broker-dealer having a dealer/selling agreement with the Distributor.
- Any person who pays for the shares with the proceeds of one of the following sales:
     -    Sales  of  non-Gartmore  Fund  shares
     - Sales of Class D shares of a Gartmore Fund if the new fund purchased does not have Class D shares and Class A shares are purchased instead
     To qualify, (1) you must have paid an initial sales charge or CDSC on the shares sold, (2) you must purchase the new shares within 60 days of the redemption, and (3) you must request the waiver when you purchase the new shares (the Funds may require evidence that you qualify for this waiver).

15
--------------------------------------------------------------------------------

BUYING,  SELLING  AND  EXCHANGING  FUND  SHARES

-     Retirement  plans.
- Trustees and retired Trustees of The Trust, Gartmore Variable Insurance Trust and Gartmore Mutual Funds II, Inc. (including their predecessors).
- Directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses, children or immediate relatives (including mother, father, brothers, sisters, grandparents and grandchildren) and immediate relatives of deceased employees of any member of the Nationwide Insurance and Nationwide Financial companies.
-    Any  investment  advisory  clients  of  GMF,  GSACT  and  their  affiliates
- Directors, officers, full-time employees, their spouses, children or immediate relatives and immediate relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time (including, but not limited to, Delaware Farm Bureau, Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farm Bureau, West Virginia Farm Bureau, California Farm Bureau Federation, CHS Cooperatives and Southern States Cooperative, Inc.).

Additional  investors eligible for sales charge waivers may be found in the SAI.

CONVERSION  OF  CLASS  B  SHARES

After you have held your Class B shares for seven years, we will automatically convert them into Class A shares (without charge), which carry the lower Rule 12b-1 fee. We will also convert any Class B shares that you purchased with reinvested dividends and other distributions for those shares at that time. Remember, because the NAV of Class A shares is usually higher than the NAV of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted, but the total dollar value will be the same.

HOW  TO  PLACE  YOUR  PURCHASE  ORDER

YOUR ORDER MUST BE RECEIVED BY THE FUND'S AGENT IN COLUMBUS, OHIO OR AN AUTHORIZED INTERMEDIARY PRIOR TO THE CALCULATION OF THE FUND'S NAV TO RECEIVE THAT DAY'S NAV.

If you wish to purchase Class A, Class B or Class C shares, you may purchase them using one of the methods described below. When buying shares, be sure to specify the class of shares you wish to purchase. Retirement plan participants should contact their retirement plan administrator regarding buying Fund shares. Retirement plans or their administrators wishing to purchase shares of the Fund should contact Customer Service at 1-800-848-0920 for more information.

Eligible entities wishing to purchase Institutional Service Class or Institutional Class shares should contact Customer Service at 1-800-848-0920 for more information regarding such purchases.

BY  MAIL.  Complete  and  mail  the  application  with  a check made payable to:
Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205. Payment must be made in U.S. dollars only and drawn on a U.S. bank. The Fund will not accept third-party checks, travelers checks or money orders.

BY BANK WIRE. You can request that your bank transmit funds (federal funds) by wire to the Fund's custodian bank. In order to use this method, you must call Customer Service at 1-800-848-0920 and the wire must be received by the custodian bank prior to the calculation of the Fund's NAV (generally as of 4 p.m. Eastern Time) or your order will be placed on the next business day. Please note that your bank may charge a fee to wire funds. If you choose this method to open your account, you must call our toll-free number before you wire your investment, and you must then complete and fax the application.

BY TELEPHONE. Call 1-800-848-0920, our automated voice-response system, 24 hours a day, seven days a week, for easy access to mutual fund information. You can choose from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions and other mutual fund information. You must complete the appropriate section of the application to use the voice response system to make purchases. Customer Service Representatives are also available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday.

ON-LINE. Log on to our website www.gartmorefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can download the Fund's prospectus or receive information on all of the Gartmore Funds, as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Fund may terminate the ability to buy Fund shares on this website at any time, in which case you may continue to buy shares by mail, wire, telephone or through an authorized intermediary as described in this Prospectus.

THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Fund. If you purchase through such an intermediary, your order will be priced at the NAV next determined after your intermediary or its agent accepts the order. Contact your intermediary to determine whether it has an established relationship with the Distributor.

16
--------------------------------------------------------------------------------

BUYING,  SELLING  AND  EXCHANGING  FUND  SHARES

SELLING  SHARES

Properly completed orders contain all necessary paperwork to authorize and complete the transaction. The Fund may require all account holder signatures, updated account registration and bank account information and, depending on circumstances, a medallion signature guarantee.

You can sell or, in other words, redeem your shares of the Fund at any time, subject to certain restrictions described below. The price you will receive when you sell your shares will be the NAV (less any applicable sales charges) next determined after the Fund receives your properly completed order to sell in its agent's offices in Columbus, Ohio or an authorized intermediary of the Fund receives your order. The value of the shares you sell may be worth more or less than their original purchase price depending upon the market value of the Fund's investments at the time of the sale.

Generally, we will pay you for the shares that you sell within three days after receiving your order to sell. Payment for shares you recently purchased may be delayed up to 10 business days from the date of the purchase to allow time for the check to clear.

The Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund.

Under extraordinary circumstances, the Fund may elect to honor your redemption request by transferring some of the securities held by the Fund directly to you in a redemption-in-kind.

The Board of Trustees of the Trust has adopted procedures for redemptions in-kind of affiliated persons of the Fund. Affiliated persons of the Fund include shareholders who are affiliates of the Fund's investment adviser and shareholders of the Fund owning 5% or more of the outstanding shares of the Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the Fund's current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

For more information about the Fund's ability to make such a redemption-in-kind, see the SAI.

RESTRICTIONS  ON  SALES

You may not be able to sell your shares of the Fund or a Fund may delay paying you the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists (as determined by the Securities and Exchange Commission).

MEDALLION  SIGNATURE  GUARANTEE-CLASS  A,  CLASS  B  AND  CLASS  C  SHARES

A  medallion  signature guarantee is required under the following circumstances:

-    if  your  account  address has changed within the last 10 business days, or
- if the redemption check is made payable to anyone other than the registered shareholder, or
- if the proceeds are sent to a bank account not previously designated or changed within the past 10 business days, or
- if the proceeds are mailed to any address other than the address of record, or
- if the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

The Distributor reserves the right to require a medallion signature guarantee in other circumstances, without notice.

CONTINGENT  DEFERRED  SALES CHARGE (CDSC) ON CLASS A, CLASS B AND CLASS C SHARES

The CDSC for a particular class of shares (as described below) is applied to your original purchase price, or the current market value of the shares being sold, whichever is less. To keep your CDSC as low as possible, each time you place a request to sell shares the Distributor will first sell any shares in your account not subject to a CDSC.

CLASS  B  SHARES

You must pay a CDSC if you sell Class B shares within six years of purchase, unless you are entitled to a waiver. The amount of the sales charge will decrease as illustrated in the following chart:

                1      2       3       4       5       6     7 YEARS
SALE WITHIN   YEAR   YEARS   YEARS   YEARS   YEARS   YEARS   OR MORE
---------------------------------------------------------------------
Sales charge     5%      4%      3%      3%      2%      1%        0%

CLASS  A  SHARES

Although you normally pay no CDSC when you redeem Class A shares, you may pay a CDSC at the following rates if you purchase $1,000,000 or more of Class A shares of the Fund (and therefore pay no initial sales charge) and then redeem all or part of the shares with in 18 months after your initial purchase of those shares:

AMOUNT OF         $1 MILLION        $4 MILLION     $25 MILLION
PURCHASE         TO $3,999,999    TO $24,999,999     OR MORE
---------------------------------------------------------------
Amount of CDSC            1.00%             0.50%         0.25%

17
--------------------------------------------------------------------------------

BUYING,  SELLING  AND  EXCHANGING  FUND  SHARES

The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without a sales charge. The amount of the CDSC will be determined based on the particular combination of Gartmore Funds purchased. The CDSC for the Fund is described above, but the applicable CDSC for other Gartmore Funds are described in those funds' prospectus. The applicable CDSC will be determined on a pro rata basis according to the amount of the redemption from each particular Gartmore Fund. The Class A CDSC will not exceed the aggregate amount of the finder's fee the Distributor paid to the selling dealer on all purchases of Class A shares of all Gartmore Funds you made that were subject to the Class A CDSC.

CLASS  C  SHARES

With respect to Class C shares, you must pay a CDSC of 1% if you sell your shares within the first year after you purchased the shares.

WAIVERS  OF  CDSCS

We do not impose a CDSC on Class A, Class B or Class C shares purchased through reinvested dividends and distributions. If you sell your Class B or Class C shares and reinvest the proceeds in Class B or Class C shares within 30 days, the Fund will deposit into your account an amount equal to any CDSC on Class B or Class C shares you paid. We will also waive the CDSC on Class B or Class C shares sold following the death or disability of a shareholder, provided the sale occurs within one year of the shareholder's death or a determination of disability, and for mandatory withdrawals from traditional IRA accounts after age 701/2 years and for other required distributions from retirement accounts. For more information, see the SAI.

The CDSC applicable to Class C shares will be waived for sales to retirement plans offered by Nationwide Trust Company.

HOW  TO  PLACE  YOUR  SALE  ORDER

CAPITAL  GAINS  TAXES
If you sell Fund shares, you may have capital gains, which are subject to federal (and in some cases, state) income tax. For more information, see "Distributions and Taxes -Selling and Exchanging Fund Shares" on page 23

You can request the sale of your Class A, Class B or Class C shares in any of the ways described below. A medallion signature guarantee may be required under certain circumstances. Please refer to the section entitled "Medallion Signature Guarantee-Class A, Class B and Class C shares". Retirement plan participants should contact their retirement plan administrators regarding selling Fund shares. Retirement plans or their administrators wishing to sell shares of the Fund should contact Customer Service at 1-800-848-0920 for more information. Eligible entities wishing to sell Institutional Service Class or Institutional Class shares should contact Customer Service at 1-800-848-0920 for information regarding such sales.

BY  TELEPHONE.  Calling  1-800-848-0920  connects  you  to  our  automated voice-response system, available 24 hours a day, seven days a week, for easy access to mutual fund information. Customer Service Representatives are also available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday. You can sell shares and have the check mailed to your address of record, unless you declined this option on your application. You can call 1-800-848-0920 after 7 p.m. Eastern Time to learn the day's closing share price.

Unless you declined the telephone redemption privilege on your application, you can call and request that a check payable to the shareholder of record be mailed to the address of record. The Fund will use procedures to confirm that telephone instructions are genuine. If the Fund acts on instructions it reasonably believed were genuine, it will not be liable for any loss, injury, damage or expense that occurs as a result, and the Fund will be held harmless for any loss, claims or liability arising from its compliance with the instructions. The Fund may record telephone instructions to sell shares. The Fund reserves the right to revoke this telephone privilege at any time, without notice to shareholders, and to request the sale in writing, signed by all shareholders on the account.

BY BANK WIRE. A Fund can wire the funds directly to your account at a commercial bank (a voided check must be attached to your application), unless you declined telephone privileges on your application. (This authorization will remain in effect until you give the appropriate Fund written notice of its termination.) Your proceeds will be wired to your bank on the next business day after your order to sell shares has been processed. We will deduct a $20 fee from the proceeds of your sale for this service. Your financial institution may also charge you a fee for receiving the wire. Funds sent outside the U.S. may be subject to a higher fee.

BY AUTOMATED CLEARING HOUSE (ACH). Your funds can be sent to your bank via ACH on the second business day after your order to sell has been received by the Fund (a voided check must be attached to your application). Funds sent through ACH should reach your bank in two business days. There is no fee for this service. (This authorization will remain in effect until you give the Fund written notice of its termination.)

BY MAIL OR FAX. Write a letter to Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205 or fax it to 614-428-3278. Please be sure your letter is signed by all account owners. Be sure to include your account number and the Fund from which you wish to make a redemption. For a distribution from an IRA, you must complete an IRA Distribution Form. This form can be obtained by calling 1-800-848-0920 or on the website, www.gartmorefunds.com. Your sale of shares will be processed on the business day the Fund receives your signed letter or fax if it is received prior to the calculation of the Fund's NAV (generally 4:00 p.m.). If your fax is received after the calculation of the Fund's NAV, it will be processed the next business day. The Fund reserves the right to require the original document if you fax your letter.

18
--------------------------------------------------------------------------------

BUYING,  SELLING  AND  EXCHANGING  FUND  SHARES

ON-LINE. Log on to our website www.gartmorefunds.com, 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can receive information on all of the Gartmore Funds by downloading a prospectus or using other methods as well as information concerning your own personal accounts on-line. You may also perform transactions, such as purchases, redemptions and exchanges. The Fund may terminate the ability to redeem Fund shares on this website at any time, in which case you may continue to sell shares by mail, wire, telephone or through an authorized intermediary as described in this Prospectus.

THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Fund. If you have an account with such an intermediary, your redemption order will be priced at the NAV next determined after your order has been accepted by your intermediary or its agent. Your broker or financial intermediary may charge a fee for this service.

ACCOUNTS  WITH  LOW  BALANCES-CLASS  A,  CLASS  B  AND  CLASS  C  SHARES

If the value of your Class A, Class B or Class C shares of the Fund falls below $2000 ($1000 for IRA accounts), we will generally charge a $5 quarterly fee, which is deposited into the Fund to offset the expenses of small accounts; however, under some circumstances, we will waive the quarterly fee. We will sell shares from your account quarterly to cover the fee.

We reserve the right to sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $2000 ($1000 for IRA accounts). Before the account is closed, we will give you notice and allow you 60 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts.

For additional information on selling your shares, call our Customer Service line at 1-800-848-0920 or contact your sales representative.

DISTRIBUTION  PLAN

In addition to the sales charges which you may pay for Class A, Class B and Class C shares, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class B, Class C and Class R shares of the Fund to compensate the Distributor for expenses associated with distributing and selling such shares and providing shareholder services.

DISTRIBUTION  AND  SERVICE  FEES

Under the Distribution Plan, Class A, Class B, Class C and Class R shares of the Fund pay the Distributor compensation which is accrued daily and paid monthly. The Fund pays amounts not exceeding an annual amount of:

FUND/CLASS      AS A % OF DAILY NET ASSETS
---------------------------------------------------
Class A shares  0.25% (distribution or service fee)
---------------------------------------------------
Class B shares  1.00% (0.25% service fee)
---------------------------------------------------
Class C shares  1.00% (0.25% service fee)
---------------------------------------------------
Class R shares  0.50% (0.25%
                of which may be either a
                distribution or service fee)

Institutional Class and Institutional Service Class shares pay no Rule 12b-1 fees.

Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

EXCHANGING  SHARES

CAPITAL  GAINS  TAXES
Exchanging shares is considered a sale and purchase of shares for federal and state income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay federal and/or state income taxes. For more information, see "Distribution and Taxes-Selling and Exchanging Fund Shares" on page 23.

You can exchange the shares you own for shares of another fund within Gartmore Funds (except any other Gartmore Fund not currently accepting purchase orders) so long as they are the same class of shares, both accounts have the same owner, and your first purchase in the new fund meets the fund's minimum investment requirement. For example, you can exchange Class A shares of any one of the Funds for Class A shares of any other fund within the Gartmore Funds, but you cannot exchange Class A shares for Class B or Class C shares of another Fund.

Generally, there is no sales charge for exchanges of Class B, Class C, Class R, Institutional Class or Institutional Service Class shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the fund into which you are exchanging. If you exchange your Class A shares of a Fund that are subject to a CDSC into another fund within Gartmore Funds and then redeem those Class A shares within 18 months of the original purchase, the applicable CDSC will be the CDSC for the original Gartmore Fund (see the prospectus for the original Gartmore Fund purchased for more information).

19
--------------------------------------------------------------------------------

BUYING,  SELLING  AND  EXCHANGING  FUND  SHARES

If you exchange Prime Shares of the Gartmore Money Market Fund into another fund, you must pay the applicable sales charge, unless it has already been paid prior to an exchange into the Gartmore Money Market Fund. Exchanges into the Prime Shares of the Gartmore Money Market Fund are only permitted from Class A, Class B, Class C and Institutional Service Class shares of the Fund. If you exchange Class B or Class C shares (or certain Class A shares subject to a CDSC) for Prime Shares of the Gartmore Money Market Fund, the time you hold the shares in the Gartmore Money Market Fund will not be counted for purposes of calculating any CDSC. As a result, if you then sell your Prime Shares of the Gartmore Money Market Fund, you will pay the CDSC that would have been charged if the initial Class B or Class C (or certain Class A) shares had been sold at the time they were originally exchanged into the Gartmore Money Market Fund. If you exchange your Prime Shares of the Gartmore Money Market Fund back into Class B or Class C (or certain Class A) shares, the time you held Class B or Class C (or Class A) shares prior to the exchange to the Gartmore Money Market Fund will be counted for purposes of calculating the CDSC.

Because Class R shares of the Fund are held within retirement plans, exchange privileges with other Class R shares of the Gartmore Funds may not be available unless the Class R shares of the other Gartmore Funds are also available within a plan. Please contact your retirement plan administrator for information on how to exchange your Class R shares within your retirement plan.

HOW  TO  PLACE  YOUR  EXCHANGE  ORDER

You can request an exchange of shares in writing, by fax, by phone, or by on-line access (see "Buying Shares-How to place your purchase order" on page 16 or the back cover for contact information). If you make your request in writing, please be sure all account holders sign the letter. Your exchange will be processed on the date the Fund receives your signed letter or fax as long as the Fund receives the request prior to the calculation of the Fund's NAV (generally 4 p.m. Eastern Time). If the Fund receives the request after that time, it will be processed the next business day. If you fax your request, we reserve the right to ask for the original. You can automatically request an exchange 24 hours a day, seven days a week, by calling our automated voice-response system at 1-800-848-0920, or by logging on to our website at www.gartmorefunds.com. You will have automatic telephone privileges unless you decline this option on your application. The Trust reserves the right to amend or discontinue these exchange privileges upon 60 days' written notice to shareholders.

EXCESSIVE  TRADING

Short-term or excessive trading in Gartmore Fund shares, often described as "market timing," is discouraged. The Gartmore Funds seek to detect and deter such excessive trading. Excessive trading (either executed as frequent exchanges into other Gartmore Funds or as a sale and repurchase of the same or different Gartmore Funds within a short period of time) may disrupt portfolio management strategies, increase brokerage and other transaction costs, and negatively affect Fund performance. A Fund may be more or less affected by excessive trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, and the dollar amount, number, and frequency of trades in Fund shares. Each Fund has broad authority to take discretionary action against market timers and against particular trades.

In  general:

- Exchanges may be limited to 12 exchanges out of a particular Fund within a rolling one-year period or an exchange equaling 1% or more of the Fund's NAV may be rejected, and
- Redemption or exchange fees are imposed on certain Gartmore Funds. For these Gartmore Funds, the Gartmore Fund will assess either a redemption fee if you sell your Fund shares or an exchange fee if you exchange your Fund shares into another Gartmore Fund.

EACH GARTMORE FUND MAY ALSO RESTRICT PURCHASES OR EXCHANGES THAT THE GARTMORE FUNDS OR ITS AGENTS BELIEVE, IN THEIR SOLE DISCRETION, CONSTITUTE EXCESSIVE TRADING.

TRANSACTIONS WHICH VIOLATE FUND EXCESSIVE TRADING POLICIES OR EXCHANGE LIMIT GUIDELINES MAY BE REJECTED BY THE FUND AT ANY TIME IN ITS SOLE DISCRETION.

Notwithstanding these efforts, a Fund may not be able to identify or detect or deter excessive trading transactions that may be conducted through financial intermediaries or made difficult to detect by the use of omnibus accounts by financial intermediaries which transmit aggregate purchase, exchange and redemption orders to a Fund on behalf of their customers who are the actual beneficial owners. In short, Gartmore Funds may not be able to prevent harm arising from some market timing.

REDEMPTION  FEES

The Fund will assess a redemption fee of 2.00% of the total redemption amount if you sell your shares (of any class) after holding them for less than 90 days.
The redemption fee is paid directly to the Fund and is designed to offset brokerage commissions and other costs associated with short-term trading of Fund shares. For the purpose of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any contingent deferred sales charges that may be applicable at the time of sale.

20
--------------------------------------------------------------------------------

BUYING,  SELLING  AND  EXCHANGING  FUND  SHARES

EXCHANGE  FEES

The following Gartmore Funds (including the Fund) may assess the fee listed below on the total value of shares that are exchanged out of one of these funds into another Gartmore Fund if you have held the shares of the fund with the exchange fee for less than 90 days (30 days for the Gartmore U.S. Growth Leaders Fund and Gartmore Nationwide Leaders Fund):


FUND                                      EXCHANGE FEE
------------------------------------------------------
Gartmore Emerging Markets Fund. . . . .          2.00%
Gartmore Focus Fund . . . . . . . . . .          2.00%
Gartmore Global Financial Services Fund          2.00%
Gartmore Global Health Sciences Fund. .          2.00%
Gartmore Global Technology and
Communications Fund . . . . . . . . . .          2.00%
Gartmore Global Utilities Fund. . . . .          2.00%
Gartmore International Growth Fund. . .          2.00%
Gartmore Long-Short Equity Plus Fund. .          2.00%
Gartmore Nationwide Leaders Fund. . . .          2.00%
Gartmore U.S. Growth Leaders Fund . . .          2.00%
Gartmore Worldwide Leaders Fund . . . .          2.00%
Gartmore Micro Cap Equity Fund .. . . .          1.50%
Gartmore Mid Cap Growth Fund. . . . . .          1.50%
Gartmore Millennium Growth Fund . . . .          1.50%
Gartmore Small Cap Fund . . . . . . . .          1.50%
Gartmore Value Opportunities Fund . . .          1.50%

The exchange fee is paid directly to the applicable fund whose shares are being redeemed and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether the exchange fee applies, the shares that were held the longest will be redeemed first.

EXCEPTIONS TO THE REDEMPTION/EXCHANGE FEE. Only certain intermediaries have agreed to collect the Fund's redemption or exchange fee from their customer's accounts. In addition, the redemption or exchange fee does not apply to certain types of accounts held through intermediaries, including:

-    Certain  broker  wrap  fee  and  other  fee-based  programs
- Certain omnibus accounts where the omnibus account holder does not have the capability to impose a redemption or exchange fee on its underlying customers' accounts; and
- Certain intermediaries that do not or can not report to the Fund sufficient information to impose a redemption or exchange fee on their customers' accounts.

To the extent that a redemption fee or exchange fee cannot be collected on particular transactions and excessive trading occurs, then the remaining Fund shareholders bear the expense of such frequent trading.

In  addition,  the  redemption  or  exchange  fee  does  not  apply  to:

-    Shares  sold  or  exchanged  under  regularly  scheduled  withdrawal  plans
-    Shares  purchased  through  reinvested  dividends  or  capital  gains
- Shares sold following the death or disability of a shareholder; with respect to the disability of a shareholder, the shareholder's determination of disability and subsequent sale must have occurred within the 90 day (or 30 day) period the fee is active. In addition, if shares are exchanged into the Gartmore Money Market Fund following the death or disability of a shareholder, the exchange fee will not apply.
- Shares sold in connection with mandatory withdrawals from traditional IRAs after age 701/2 years and other required distributions from retirement accounts
- Shares sold or exchanged from retirement accounts within 30 days of an automatic payroll deduction

With respect to shares sold or exchanged following the death or disability of a shareholder, in connection with a required distribution from a retirement account, or within 30 days of an automatic payroll deduction, you must inform Customer Service or your intermediary that the redemption or exchange fee should not apply. You may have to produce evidence that you qualify for the exception before you will receive it.

ADDITIONAL  SHAREHOLDER  SERVICES

Shareholders  are  entitled  to  a  wide  variety  of  services  by  contacting:

GARTMORE  FUNDS     1-800-848-0920

Our customized voice-response system is available 24 hours a day, seven days a week. Customer Service Representatives are available to answer questions between 8 a.m. and 9 p.m. Eastern Time. (Monday through Friday).

For additional information on shareholder services, call Customer Service or contact your sales representative.

21
--------------------------------------------------------------------------------

DISTRIBUTIONS  AND  TAXES

The following information is provided to help you understand the income and capital gains you can earn when owning Fund shares, as well as the federal income taxes you may have to pay on this income and gains. The amount of any distributions will vary, and there is no guarantee a Fund will pay either income dividends or a capital gain distribution. For tax advice regarding your personal tax situation, please speak with your tax adviser.

DISTRIBUTIONS  OF  INCOME  DIVIDENDS

Each quarter, the Fund distributes any available income dividends to shareholders. Income dividends are taxable at either ordinary income or capital gains tax rates, unless you hold your shares in a qualified tax-deferred plan or account, or are otherwise not subject to federal income tax. The amount and type of income dividends paid to you will be reported on Form 1099, which we will send to you during the tax season each year (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). For individuals, a portion of the income dividends paid to you may be qualified dividends eligible for taxation at long-term capital gain rates, provided that certain holding period requirements are met. For corporate shareholders, a portion of each year's distributions may be eligible for the corporate dividend-received deduction.

DISTRIBUTIONS  OF  CAPITAL  GAINS

Capital gains, if any, realized by the Fund (meaning the excess of gains from sales of portfolio securities over any losses from such sales) will generally be distributed to shareholders annually. You must pay federal income taxes on any capital gains distributed to you, unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax. Short-term capital gains are taxable to you as ordinary income. Long-term capital gains are taxable as long-term capital gain no matter how long you have owned your Fund shares. Currently, for individuals, long-term capital gains are taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal income tax rate brackets). The tax status of capital gains distributed to you during the year will be reported on a Form 1099. For more information regarding capital gains tax rates, please speak with your tax adviser.

"BUYING  A  DIVIDEND"

If you invest in the Fund shortly before it makes a capital gain distribution, you may receive some of your investment back in the form of a taxable distribution.

REINVESTING  DISTRIBUTIONS

CHANGING YOUR DISTRIBUTION OPTION If you want to change your distribution option, you must notify us by the record date for a dividend or distribution in order for it to be effective for that dividend or distribution.

All income and capital gains distributions will be reinvested in shares of the Fund. If you are a taxable investor, you will be subject to tax on reinvested distributions. You may request in writing a payment in cash if distributions are in excess of $5.

BACKUP  WITHHOLDING

You may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs the Fund to withhold a portion of such distributions and proceeds. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

TAX  STATUS  FOR  RETIREMENT  PLANS  AND  OTHER  TAX-DEFERRED  ACCOUNTS

When you use the Fund as an investment option under a qualified employee benefit plan or retirement plan or through some other tax-deferred account, dividend and capital gain distributions from the Fund generally are not currently subject to federal income taxes. In general, these entities are governed by complex tax rules. You should ask your own tax advisor or plan administrator for more information about your own tax situation, including possible state or local taxes.

22
--------------------------------------------------------------------------------

DISTRIBUTIONS  AND  TAXES

SELLING  AND  EXCHANGING  FUND  SHARES

When you sell your shares in a Fund, you may realize a capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange of your Fund shares for shares of a different Gartmore Fund is the same as a sale. For individuals, any long-term capital gains you realize from sale of Fund shares will be taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal income tax rate brackets). Short-term capital gains are taxed as ordinary income. You or your tax adviser should keep track of your purchases, tax basis, sales and any resulting gain or loss. If you do sell Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you may have.

OTHER  TAX  INFORMATION

Distributions declared in December but paid in January are taxable as if they were paid in December. Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

23
--------------------------------------------------------------------------------

FINANCIAL  HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. Because the Montgomery Partners Long-Short Equity Plus Fund (the "predecessor fund") was reorganized into the Fund (which was a shell fund having no previous operations) as of June 23, 2003, the financial highlights through June 22, 2003 are for the predecessor fund.

The information for the period ended October 31, 2003, the fiscal years ended June 30, 2002, 2001, 2000 and 1999, and the fiscal year ended March 31, 1999 has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund's financial statements, are included in the Trust's annual reports, which are available upon request

24
--------------------------------------------------------------------------------

FINANCIAL  HIGHLIGHTS

GARTMORE  LONG-SHORT  EQUITY  PLUS  FUND

                                                                 INVESTMENT ACTIVITIES
                                       --------------------------------------------------------
                                                                          NET
                                                                     REALIZED AND
                                            NET                       UNREALIZED       TOTAL
                                       ASSET VALUE,        NET           GAINS         FROM
                                         BEGINNING     INVESTMENT     (LOSSES) ON   INVESTMENT
                                         OF PERIOD    INCOME (LOSS)   INVESTMENTS   ACTIVITIES
                                       --------------------------------------------------------
CLASS A SHARES
Period Ended June 30, 2002 (d). . . .  $       11.14          6.65          (6.90)       (0.25)
Year Ended June 30, 2003. . . . . . .  $       10.89     (0.08) (f)          0.14         0.06
Period Ended October 31, 2003 (e) . .  $       10.95         (0.07)          1.12         1.05

CLASS B SHARES
Period Ended June 30, 2002 (d). . . .  $       11.14         (0.07)         (0.17)       (0.24)
Year Ended June 30, 2003. . . . . . .  $       10.90     (0.23) (f)          0.19        (0.04)
Period Ended October 31, 2003 (e) (f)  $       10.86         (0.10)          1.12         1.02

CLASS C SHARES
Year Ended March 31, 1999 . . . . . .  $       11.83     (0.15) (f)          4.55         4.40
Period Ended June 30, 1999. . . . . .  $       15.13         (0.13)          3.01         2.88
Year Ended June 30, 2000. . . . . . .  $       18.01         (0.71)         12.41        11.70
Year Ended June 30, 2001. . . . . . .  $       27.72         (0.15)         (8.43)       (8.58)
Year Ended June 30, 2002. . . . . . .  $       10.02         (0.66)         (0.31)       (0.97)
Year Ended June 30, 2003. . . . . . .  $        9.05         (0.19)          0.17        (0.02)
Period Ended October 31, 2003 (e) . .  $        9.03         (0.08)          0.93         0.85

                                            DISTRIBUTIONS
                                       -----------------------------------------------------
                                                                       NET
                                          NET                     ASSET VALUE,
                                       REALIZED       TOTAL          END OF         TOTAL
                                         GAINS    DISTRIBUTIONS      PERIOD      RETURN (A)
                                       -----------------------------------------------------
CLASS A SHARES
Period Ended June 30, 2002 (d). . . .         -               -   $       10.89  (2.24%) (g)
Year Ended June 30, 2003. . . . . . .         -               -   $       10.95        0.55%
Period Ended October 31, 2003 (e) . .         -               -   $       12.00    9.59% (g)

CLASS B SHARES
Period Ended June 30, 2002 (d). . . .         -               -   $       10.90  (2.15%) (g)
Year Ended June 30, 2003. . . . . . .         -               -   $       10.86      (0.37%)
Period Ended October 31, 2003 (e) (f)         -               -   $       11.88    9.39% (g)

CLASS C SHARES
Year Ended March 31, 1999 . . . . . .     (1.10)          (1.10)  $       15.13       38.81%
Period Ended June 30, 1999. . . . . .         -               -   $       18.01   19.37% (g)
Year Ended June 30, 2000. . . . . . .     (1.99)          (1.99)  $       27.72       65.61%
Year Ended June 30, 2001. . . . . . .     (9.12)          (9.12)  $       10.02     (40.62%)
Year Ended June 30, 2002. . . . . . .         -               -   $        9.05     (17.65%)
Year Ended June 30, 2003. . . . . . .         -               -   $        9.03      (0.22%)
Period Ended October 31, 2003 (e) . .         -               -   $        9.88    9.41% (g)

                                                       RATIOS / SUPPLEMENTAL DATA
                          ---------------------------------------------------------------------------------------------
                                                                                           RATIO OF NET
                                                     RATIO OF NET           RATIO OF        INVESTMENT
                                         RATIO OF     INVESTMENT            EXPENSES       INCOME (LOSS)
                           NET ASSETS    EXPENSES    INCOME (LOSS)          (PRIOR TO        (PRIOR TO
                           AT END OF    TO AVERAGE    TO AVERAGE         REIMBURSEMENTS)  REIMBURSEMENTS)
                             PERIOD         NET           NET              TO AVERAGE       TO AVERAGE      PORTFOLIO
                             (000S)       ASSETS        ASSETS           NET ASSETS (B)   NET ASSETS (B)   TURNOVER (C)
                          ---------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended
June 30, 2002 (d). . . .  $        144    1.95% (h)        122.95%  (h)        2.26% (h)      122.64% (h)          425%
Year Ended
June 30, 2003. . . . . .  $     29,561        3.47%        (2.04%)                 3.66%          (2.23%)          424%
Period Ended
October 31, 2003 (e) . .  $     29,468    3.23% (h)        (1.77%)  (h)              (i)              (i)       126.69%

CLASS B SHARES
Period Ended
June 30, 2002 (d). . . .  $        121    2.74% (h)        (1.45%)  (h)        2.86% (h)      (1.57%) (h)          425%
Year Ended
June 30, 2003. . . . . .  $        141        3.73%        (2.31%)                 4.54%          (3.12%)          424%
Period Ended
October 31, 2003 (e) (f)  $        414    3.98% (h)        (2.54%)  (h)              (i)              (i)       126.69%

CLASS C SHARES
Year Ended
March 31, 1999 . . . . .  $      6,425        3.10%        (1.10%)                 4.54%          (2.54%)          226%
Period Ended
June 30, 1999. . . . . .  $      7,209    3.10% (h)        (3.07%)  (h)        5.36% (h)      (5.33%) (h)           43%
Year Ended
June 30, 2000. . . . . .  $      9,927        2.82%        (2.65%)                 4.67%          (4.50%)          204%
Year Ended
June 30, 2001. . . . . .  $      3,102        3.04%        (1.51%)                 3.82%          (2.29%)          143%
Year Ended
June 30, 2002. . . . . .  $      1,819        3.28%        (5.41%)                 3.71%          (5.87%)          425%
Year Ended
June 30, 2003. . . . . .  $      1,323        3.72%        (2.31%)                 4.54%          (3.13%)          424%
Period Ended
October 31, 2003 (e) . .  $      1,487    3.98% (h)        (2.52%)  (h)              (i)              (i)       126.69%

--------------------------------------------------------------------------------
(a)  Excludes  sales  charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as whole without distinguishing among the classes of shares.
(d) For the period from October 31, 2001 (commencement of operations) through June 30, 2002.
(e)  For  the  period  from  July  1,  2003  through  October  31,  2003.
(f) Net investment income (loss) is based on average shares outstanding during the period.
(g)  Not  annualized.
(h)  Annualized.
(i)  There  were  no  fee  reductions  in  this  period.

25
--------------------------------------------------------------------------------

INFORMATION  FROM  GARTMORE  FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents - which may be obtained free of charge - contain additional information about the Fund:

- Statement of Additional Information (incorporated by reference into this Prospectus)
- Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)
-    Semi-Annual  Reports

To obtain a document free of charge, contact us at the address or number listed below.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 1-800-848-0920, or write to us at the address listed on the back cover, to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.

FOR  ADDITIONAL  INFORMATION  CONTACT:

BY  REGULAR  MAIL:
Gartmore  Funds
P.O.  Box  182205
Columbus,  Ohio  43218-2205
(614)  428-3278  (fax)

BY  OVERNIGHT  MAIL:
Gartmore  Funds
3435  Stelzer  Road
Columbus,  Ohio  43219

FOR  24-HOUR  ACCESS:

1-800-848-0920 (toll free) Customer Service Representatives are available 8 a.m.
- 9 p.m. Eastern Time, Monday through Friday. Also, visit the Gartmore Funds' website at www.gartmorefunds.com.

INFORMATION  FROM  THE  SECURITIES  AND  EXCHANGE  COMMISSION  (SEC)

You  can  obtain  copies  of  Fund  documents  from  the  SEC  as  follows:

IN  PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY  MAIL:

Securities  and  Exchange  Commission
Public Reference Section
Washington, D.C. 20549-0102
(The  SEC  charges  a  fee  to  copy  any  documents.)

ON  THE  EDGAR  DATABASE  VIA  THE  INTERNET:

www.sec.gov

BY  ELECTRONIC  REQUEST:

publicinfo@sec.gov

THE  TRUST'S  INVESTMENT  COMPANY  ACT  FILE  NO.:  811-08495

GG-0179  3/04

--------------------------------------------------------------------------------
GARTMORE  FUNDS
P.O.  Box  182205
Columbus,  Ohio  43218-2205

--------------------------------------------------------------------------------